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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 25, 1996

                             STORAGE TRUST REALTY
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        MARYLAND                    1-13462                  43-1689825
     (STATE OR OTHER              (COMMISSION             (I.R.S. EMPLOYER
      JURISDICTION               FILE NUMBER)            IDENTIFICATION NO.)
    OF INCORPORATION)

2407 RANGELINE ST., COLUMBIA, MISSOURI                  65202
    (ADDRESS OF PRINCIPAL EXECUTIVE                  (ZIP CODE)
               OFFICES)

                                (573) 499-4799
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c) Exhibits.

  See Index to Exhibits, which is hereby incorporated by reference herein.
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                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          Storage Trust Realty

                                          By:   /s/ Michael G. Burnam
                                                -------------------------------
                                          Name: Michael G. Burnam
                                          Title:Chief Executive Officer

Date: June 25, 1996
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                               INDEX TO EXHIBITS

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EXHIBIT
  NO.                                      DOCUMENT DESCRIPTION
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
  1.1    Form of Purchase Agreement, dated June   , 1996, between Merrill Lynch & Co. and Storage
         Trust Realty and Storage Trust Properties, L.P.
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